November 2020 • Nasdaq: ARNA Exhibit 99.1

Forward Looking Statements This presentation includes forward-looking statements that involve a number of risks and uncertainties, including statements about the Arena investment thesis, catalysts, value, our investigative stage drug candidates, including with respect to their potential (including to become first or best-in-class), safety, efficacy, indications, significance of data, development plans, differentiation, the market and unmet needs, commercialization, expected data readouts, initiation and progress of clinical trials and regulatory approval; our focus, goals, strategy, plans, timelines and guidance; our partnered programs; financial and other guidance; and other statements that are not historical facts, including statements that may include words such as “can,” “may,” “will,” “intend,” “plan,” “expect,” “believe,” “potential,” “opportunity,” “up to,” or other similar words. For such statements, we claim the protection of the Private Securities Litigation Reform Act of 1995. Actual events or results may differ materially from expectations, and you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the time they were made. Factors that could cause actual results to differ materially from such statements include, without limitation: Drug development programs are expensive, time consuming, uncertain and susceptible to change, interruption, delay or termination; the timing and outcome of research, development and regulatory review and feedback is uncertain; we expect to need additional funds to advance all of our programs, and you and others may not agree with the manner in which we allocate our resources; topline data may not accurately reflect the complete results of a particular study or trial; results of clinical trials and other studies are subject to different interpretations and may not be predictive of future results; new data may be unexpected or unfavorable; our drug candidates may not advance in development or be approved for marketing; clinical trials and other studies may not proceed at the time or in the manner expected or at all; enrolling patients in our ongoing and intended clinical trials is competitive and challenging; the duration and severity of the COVID-19 pandemic, including but not limited to the impact on Arena's clinical operations, the operations of Arena's suppliers, partners, collaborators, licensees, and capital markets, which in each case remains uncertain; clinical and nonclinical data is voluminous and detailed, and regulatory agencies may interpret or weigh the importance of data differently and reach different conclusions than Arena or others, request additional information, have additional recommendations or change their guidance or requirements; data and information related to our programs may not meet regulatory requirements or otherwise be sufficient for further development, regulatory review, partnering or approval at all or on our projected timeline; other risks related to developing, seeking regulatory approval of and commercializing drugs, including regulatory, manufacturing, supply and marketing issues and drug availability; Arena's and third parties' intellectual property rights; competition; reimbursement and pricing decisions; risks related to relying on partners and other third parties; and satisfactory resolution of litigation or other disagreements. Additional factors that could cause actual results to differ materially from those stated or implied by our forward-looking statements are disclosed in our Securities and Exchange Commission (SEC) filings, including under the heading “Risk Factors.” We disclaim any intent or obligation to update these forward-looking statements, other than as may be required under applicable law November 2020 •

2020-22 Data Catalysts Expected**  Pipeline: 4 Clinical stage assets*** 8 Disease Areas 2 Ph 3 5 Ph 2 Multiple Ph 2 & Ph 3 Data Readouts Expected Across Potential Best-in-Class Pipeline 1 IND each year 7 data readouts: 2 Preclinical assets 3 Therapeutic areas *$800M upfront payment, up to $400M milestones & low double-digit tiered royalties **Catalysts may be dependent on COVID-19 pandemic  ***Does not include ralinepag Internal Programs: Pre-clin. Phase 1 Phase 2 Phase 3 Etrasimod GI ELEVATE UC 52 ELEVATE UC 12 GLADIATOR UC CULTIVATE (CD) VOYAGE (EoE) Derm ADVISE (AD) Alopecia Areata (AA) CR Controlled-Release Olorinab GI CAPTIVATE IBS-C/D APD418 CV Acute HF (AHF) Research Partnership: Multiple Targets Beacon Discovery Immune & Inflammatory Licensed or Partnered: Ralinepag* UTHR PAH Multiple Targets Longboard Pharma Microglial Inflammation Ph 3 Ph 3 Ph 2b Planning Ph 3 Planning Ph 2 Ph 2b Ph 2 Planning Ph 2 / 3 Ph 3 Life Cycle Management Ph 2 Planning November 2020 •

Catalyst Horizon* H2 2020 H1 2021 H2 2021 H1 2022 H2 2022 Etrasimod AA Ph 2 Data Etrasimod ELEVATE UC 52 Ph 3 Data APD418 Ph 2a Data Etrasimod CULTIVATE (CD) Ph 2 Dose-Ranging Data Olorinab CAPTIVATE (IBS Pain) Ph 2b Data Etrasimod Complete ELEVATE UC 52 Enrollment Etrasimod  ELEVATE UC 12  Ph 3 Data Etrasimod UC NDA Submission gGI Etrasimod VOYAGE (EOE) Ph 2 Data Etrasimod AD Ph 3 Initiation** *All Timelines and Catalysts are Subject to COVID-19 Impact **Dependent on regulatory interactions Phase 3 Phase 2 DERM CV November 2020 •

Etrasimod Investigational, Oral, Next Generation, S1P Receptor Modulator with Potential for Optimized Activity Being Evaluated for Multiple Immune-Mediated Inflammatory Diseases (IMID), Targeting ~$48B Market with Current Indications AD DRG Landscape Report 2018

Etrasimod in Gastrointestinal Conditions Ulcerative Colitis (UC), Crohn’s Disease (CD) & Eosinophilic Esophagitis (EoE)

Etrasimod Potential Best-in-Disease S1P Receptor Modulator with Broad Potential Applicability


60-80%

of IBD patients currently not in remission at **1 Year**[1,2]

Etrasimod Intrinsic Design Features

Receptor Pharmacology
- Highly specific $S1P_{1,4,5}$
- No evidence of off-target activity

Pharmacodynamics
- Rapid On-Rate (treating flare)
- Rapid Off-Rate (infection control)

Control
- Strong durable remission rates observed and generally well tolerated safety with no titration
- No elevated LFTs, abnormal PFTs, macular edema

Convenience
- Oral, once-daily
- Minimal monitoring expected
- No titration

$24B+ Market Opportunity Across GI[3]

ARENA PHARMACEUTICALS

Source: 1. Arena Quantitative Market Research, March 2018.; 2. Dahlhamer JM, et al. MMWR Morb Mortal Wkly Rep 2016;65:1166–1169.; 3. UC & CD Disease Landscape & Forecast Reports. DRG. 2018

November 2020 • 7

Etrasimod Ph2 Demonstrated Strong Efficacy Across Multiple Mayo Scores and Rapid Improvement in Clinical Symptoms

[1] Δ=% difference from placebo estimated using Mantel-Haenszel method adjusted with current oral corticosteroid use and prior exposure to TNFα antagonists.

[2] Δ = LS mean change from baseline. The 6-point MCS is based on stool frequency and rectal bleeding. Least-squares mean and standard error were estimated using a mixed-effects model with current oral corticosteroid use, prior exposure to anti-TNFα, treatment, week, and treatment-by-week interaction as factors and baseline value as covariate.

ARENA PHARMACEUTICALS

4-Domain OASIS[1]



24.5%
Δ = 18.7%*
p < 0.004
6.0%
N=54
N=50
Placebo
2 mg

Patients with TMCS ≤ 2 points and No Subscore > 1 point

3-Domain OASIS[1]



31.0%
Δ = 25.6%*
p < 0.001
6.0%
N=54
N=50
Placebo
2 mg

Clinical Remission defined as RB= 0; Endoscopic Improvement = 0,1; SF= 0,1 (per FDA draft guidance 2016)

6-point MCS (based on SF & RB)[2]



0.0
-0.5
-1.0
-1.5
Placebo (n=51)
Etrasimod 2 mg (n=47)
p=0.013
Baseline
0
1
2
3
4
Study Week

Sandborn W, et al. Presented at: American Academy of Gastroenterology Annual Meeting; October 8, 2018

OLE of OASIS Trial (46 Wks)



75%
93%
77%

Clinical Remission

Clinical Response

Endoscopic Improvement

November 2020 • 8

Phase 2 Safety Results Adverse events were predominantly mild to moderate No serious adverse events (SAEs) at the 2 mg dose Impact on HR and AV conduction was low throughout the study with no discontinuations related to bradycardia or AV block. No SAEs related to HR changes or AV block No cases of sinoatrial arrest No increases in liver function tests compared to placebo No reports of macular edema No reports of abnormal pulmonary function tests No new safety findings in OLE No JAK inhibitor-like liabilities: GI perforations, increased risk VTEs, LFTs, ALC, Herpes Zoster, etc. No drug-drug interactions Etrasimod was generally safe and well tolerated „ November 2020 •

Etrasimod Global Phase 3 Program in UC


Moderately to Severely Active UC
Endpoints
ELEVATE UC 52
~370 patients
52-Week Treat-Through*
• Adults
• Biologics / JAK inhibitor
R
2:1
52-Week Treatment Period
Etrasimod, 2 mg
Placebo
Primary Endpoint
Trial 1: Week 12, week 52 clinical remission (modified MCS)
ELEVATE UC 12
~330 patients
12-Week Induction*
• Adults
• Biologics / JAK inhibitor
12-Week Treatment Period
R
2:1
Etrasimod, 2 mg
Placebo
Primary Endpoint
Trial 2: Week 12 clinical remission (modified MCS)
ELEVATE UC OLE
Open-label Extension Trial
• Patients participated in one of the studies:
— 52-week Treat-through
— 12-week Induction
Data
Data
Open-Label Extension

ARENA PHARMACEUTICALS

* Expected 70% biologic naïve / 30% prior biologic exposed mix of patients in ELEVATE UC 52 and UC 12

November 2020 • 10

GLADIATOR-UC – Expected to Initiate Early 2021 Subject Screening: During ELEVATE UC enrollment period After ELEVATE UC completes enrollment MMS 4-9, with ES ≥ 2 & RB ≥1 MMS 4-6, with ES ≥ 1 MMS 4-6, with ES ≥ 1 November 2020 • MMS: Modified Mayo Score; ES: Endoscopic Score; RB: Rectal Bleeding

Etrasimod Ph 2/3 Program in Crohn's Disease

CULTIVATE

The addition of Sub-Study A to the Ph 2/3 CULTIVATE program is expected to provide supportive data (safety, tolerability, efficacy) for dose selection and facilitate Ph 2 dose-ranging data in 2021

Primary Efficacy Endpoints ‡

- Proportion of subjects with endoscopic response
- Proportion of subjects with clinical remission by Crohn's Disease Activity Index (CDAI)

Study Detail

- Ph 2 portion of program includes dose-ranging testing the safety and efficacy of etrasimod 2 mg and 3 mg
- Ph 3 will include 2 induction trials with re-randomization of clinical responders into a single maintenance trial



Phase 2
Sub-Study A
14-Week Induction
52-Week Extension
Etrasimod 2 mg
Data
Etrasimod 3 mg
Phase 2b
Sub-Study 1
14-Week Induction*
Etrasimod 2 mg
Etrasimod 3 mg
Placebo
Phase 2/3 operationally seamless design
Phase 3
Sub-Study 2
14-Week Induction*†
Etrasimod Ph 3 dose
Placebo
Sub-Study 3
Maintenance †
Etrasimod Ph 3 dose
Sub-Study 4
Extension
Long-term Extension
Phase 3
Phase 3 Induction
14-Week Induction*†
Etrasimod Ph 3 dose
Placebo
Second registrational Phase 3 study

ARENA PHARMACEUTICALS

*Subjects who do not meet response criteria at Week 14 will enter a 6-week Extended Induction Period
† Sub-studies 2, 3 and phase 3 induction will begin with both 2 and 3 mg doses until dose selection is determined at the completion of Sub-Study 1
‡ Primary efficacy endpoints for Sub-study 2 and Phase 3 induction. Sub-study A primary endpoint is safety and sub-study 1 is endoscopic response

November 2020 • 12

Etrasimod Aims to Address Unmet Need in Eosinophilic Esophagitis (EoE) Strong Preference for Oral non-steroid Treatment Option Chronic allergen- driven IMID of the esophagus1,2 Expansion & infiltration of multiple immune cell subsets (dendritic, CD4+, CD8+, eosinophil, mast) Th2 cytokine profile (IL-4/5/13) promotes inflammatory response and tissue damage Significant commercial opportunity due to increased prevalence and limited competition 158K US patients prevalence and increasing diagnosis High unmet need as this is a chronic lifelong condition No approved therapies in US Disease Pathology November 2020 • Source: 1. Aria Exp Rev Gastroenterol Hepatol. 2019;13:99-117.; 2. Gonsalves Cli Rev Allergy Immunol 2019;  doi: 10.1007/s12016-019-08732-1 IMID = immune-mediated inflammatory disease

Etrasimod in Dermatologic Conditions Atopic Dermatitis (AD) Alopecia Areata (AA)

Etrasimod Aims to Address Unmet Need in Atopic Dermatitis

Disease Pathology

- Heterogeneous inflammatory skin disease, clinically characterized by a chronic rash and itch[1,2]
- Driven by a variety of factors including genetic and environmental factors, a defective skin barrier, and an aberrant immune response[1,2]
- Recruitment of T cells into the skin and their effector functions, including production of Th2 cytokines, are key in the pathogenesis of AD[2,3]

16.5M

US patients[4]

22M

EU patients[5]



Severe impact

On QoL, including occupational, social & psychological[6]

Significant Need

For simple, safe and effective therapeutics



$24B Market Opportunity[7]

ARENA PHARMACEUTICALS

1. Bieber T. *NEJM* 2008, 358;14: 1483-1494; 2: Guttman-Yassky et al. *JACI* 2011; 127(6):1420-1431; 3. Renert-Yuval Y and Guttman-Yassky E. *AAAI* 2020, 124:28-35 1. 4. Silverberg, JI. *Dermatol Clin.* 2017 Jul;35(3):283-289.; 5. Barbarot S, et al. *Allergy.* 2018 Jun;73(6):1284-1293.; 6. Egeberg A, et al. *J Am Acad Dermatol.* 2017 Jan;76(1):98-105. 7. UC & CD Disease Landscape & Forecast Reports. DRG. 2018

November 2020 • 15

Etrasimod Phase 2b Trial for AD A Phase 2b Placebo-Controlled, Dose Finding Trial to Assess the Safety and Efficacy of Etrasimod in Patients with Moderate-to-Severe AD Primary Endpoint Percent change in Eczema Area and Severity Index (EASI) from baseline to week 12 Secondary Endpoint Proportion of participants achieving EASI-75 Proportion of participants with a validated Investigator Global Assessment (vIGA) 0 to 1 Percent change in peak pruritus Inclusion Criteria Male and female participants 18–70 years of age EASI ≥ 16 at baseline vIGA ≥ 3 Body Surface Area (BSA) ≥ 10%  Day 1 Week 16 Screening Period 12-Week Treatment Period Follow-up Period Week 12 4-Week Follow-up visit Etrasimod 2 mg Etrasimod 1 mg Placebo < 4 Weeks R Week 68 52-Week Open-Label Extension Period* Week 72 Follow-up Period 4-Week Follow-up visit Etrasimod 2 mg Completers Study enrolled 140 participants in sites across the US, Canada, and Australia November 2020 • 1:1:1 *Open-Label Extension of the ADVISE trial is ongoing

Etrasimod in AD Showed statistically significant improvement at week 12 on the vIGA responder criteria, which is the FDA Ph 3 primary endpoint Demonstrated early and statistically significant effect at week 4 across EASI, EASI-75, and pruritus endpoints No plateau effect at week 12 The overall safety profile was consistent with previous trials and differentiated 2 mg group had unwarranted dose interruption mostly between weeks 4 to 8 in 19% (n=9) participants Completer Analysis with participants receiving full therapeutic exposure - 2 mg showed statistically significant effect on the percent change in EASI from baseline at week 12 compared to placebo Participants with dosing interruption experienced disease relapse, but recaptured response upon reinstatement of treatment The efficacy and safety profile support moving expeditiously into a Ph 3 program November 2020 •

Proportion of Participants Achieving vIGA Success or EASI-75 CMH, Cochran-Mantel-Haenszel; FAS, Full Analysis Set; NRI, non-responder imputation  vIGA of 0 or 1 and a Reduction from Baseline of ≥ 2 points EASI-75 * 2 mg p<0.05 (Wk 12) November 2020 • * 2 mg p<0.05 (Wk 4)

10% 30% 40% 50% 20% 60% 70% 0% Etrasimod in AD– Efficacy in Range of Market Leaders vIGA Success EASI-75 November 2020 • *Etrasimod Completer Analysis of Full Therapeutic Exposure at Week 12 for vIGA and EASI-75 Wk 12 Wk 16 Wk 12 Wk 16 Note: No direct head-to-head data available Caution advised when comparing data across clinical studies 1. Thaçi,D The Lancet, Vol 387 January 2, 2016 2. EASI-75 Guttman-Yassky, E J AM ACAD DERMATOL 2019 VOLUME 80, NUMBER 4 1 2

AD DRG ATOPIC DERMATITIS/ATOPIC ECZEMA DISEASE LANDSCAPE & FORECAST 2020, pg 98 Dermatologists Rate “Safe & Effective Systemic” as Greatest Atopic Dermatitis Need Post Topical Therapy Failure Unmet Need Level of Attainment Importance g Current attainment g Future attainment Low Medium High Safe, effective systemics for patients who do not respond to topical treatment Treatments specifically targeting AD-associated itch Effective nonsteroidal topical therapies Identification and validation of clinically relevant biomarkers Therapies that offer improvements in dosing or application burden over competitors November 2020 •

0%50%100% Safety and Simplicity Heavily Influence Dermatologists’ Treatment Decisions (Psoriasis) AD DRG Landscape Report 2018 43 63 65 79 82 Enbrel Stelara Humira Cosentyx Skyrizi Drug Safety/Side Effects Route of Administration Efficacy (PASI-75) Market Leader Otezla GI side effects Oral 28% Humira Boxed Warning: Infection / Cancer Injectable 65% Stelara Risk of Infection / Cancer Injectable 66% PsO PASI-75 Response 28 Otezla November 2020 •

Safety and Simplicity Heavily Influence Dermatologists’ Treatment Decisions (Atopic Dermatitis) AD DRG Landscape Report 2018 Drug Safety/Side Effects Route of Administration AD (IGA Response) Etrasimod* Per profile Oral 24% Dupixent ISR, Conjunctivitis Biologic Injectable 28% Upadacitinib Boxed Warning: Infection / Cancer/VTE Oral 48% AD IGA Response 0%100% 48 Dupixent Upadacitinib 24 Etrasimod* November 2020 • *ADVISE trial completer analysis 28

Moving to Phase 3 in AD The efficacy and safety profile support moving expeditiously into a Ph 3 program* Phase 3 trials will require stringent management similar to ELEVATE UC Manage moderate to severe participant mix Safety and efficacy from Ph 2 expected to allow access to global, experienced clinical trial sites – management of placebo response Powering to IGA and EASI-75 based on Ph 2, Ph 2 Completer Analysis and Ph 2 OLE Considering adaptive design and/or additional dose groups Bridging in etrasimod CR formulation November 2020 • *Final program design subject to regulatory feedback

Etrasimod Aims to Address Unmet Need in Alopecia Areata

Alopecia Areata (AA)

- Common T cell-mediated autoimmune disease[1,2]
- Disease can range from patchy hair loss to total hair loss of scalp, face, and body[1,2]
- Associated with several serious debilitating comorbidities, including other autoimmune diseases[3,4]
- Psychosocial stress associated with this form of hair loss is significant, and results in a clear reduction in QoL[1-3]

There are no approved therapies specifically for AA

- SOC is injected corticosteroids, lacks efficacy and is only feasible for small treatment areas
- Off-label JAK use is minimal, safety concerns

2.9M

US patients[5]

2.2M

EU patients[5]



Severe impact

On QoL and sense of well-being resulting in social phobia, anxiety and depression

No Approved Therapies

Specific for AA



ARENA PHARMACEUTICALS

Sources: 1. Gilhar et al. NEJM 2012; 366:1515-25 2. Harvard Medical School. *Alopecia Areata*. Published: 01/2019; 3. Lee S., Lee H, et al. *Comorbidities in alopecia areata: A systematic review and meta-analysis*. J Am Acad Dermatol. 2019;80:466-77. 4. Miller et al 2015 JIDSP, 17(2):61-62. 5. DRG AA Disease Landscape & Forecast Aug 2019 US diagnosed prevalence Zerbinati 2017; UptoDate: https://www.uptodate.com/contents/alopecia-areata-beyond-the-basics

November 2020 • 24

Olorinab Investigational Peripherally Acting, Highly–Selective, Full-Agonist to Cannabinoid Receptor 2 (CB2) for Gastrointestinal Pain

Olorinab Aims to Address an Unmet Need for Abdominal Pain

Significant Unmet Opportunity for a Targeted IBS Pain Treatment

27M

IBS patients (US)[1]



78%
>70%
<30%

78% of IBS patients report **recurring / continuous abdominal pain**[2]

>70% of HCP visits are driven by **abdominal pain**[3]

<30% patients are **very satisfied** with their IBS prescription medication[3]

Olorinab Rationale

- Orally administered, peripherally acting analgesic
- Observed to be 1,000x more selective for CB_2 than CB_1
- Peripherally acting / designed to be devoid of psychoactive affects and abuse liability
- Full agonism and lack of tachyphylaxis may translate into sustained antinociceptive effects

Sources: 1. DRG: IBS Report (2015); 2. Drossman DA, et al. J Clin Gastroenterol. 2009 Jul; 43(6): 541–550.; 3. AGA Patient Survey, IBS In America, December 2015.

ARENA PHARMACEUTICALS
November 2020 • 26

Shared Mechanisms in IBS and IBD Pain

- IBS symptoms reported in 36% UC and 46% CD patients in apparent remission[1,4]
- Submucosal microinflammation, persisting changes in the lumen and epithelium undetected by conventional testing[4,5]
- Increased CB_2 receptor expression on colonic mucosa in patients with IBS[2,3]
- CB_2 receptor activation on sensory afferent pain fibers in the colon may reduce visceral hypersensitivity underlying IBS



CB2 receptor
Psychological stressors
Anxiety
Depression
Restricted diet
Disturbed brain–gut axis
Impaired gut barrier function
Antigens and bacterial toxins
Activated immune system
Altered enteric nerves
Dysbiosis in gut microbiota
Visceral hypersensitivity and dysmotility

Sources: 1. Barbara et al., (2014) Curr Opin Gastroenterol 30:352-358; 2. Cremon et al., (2017) Alimentary Pharmacology and Therapeutics 45:909-922; 3. Dr. Lin Chang, unpublished data; 4. Spiller and Major (2016), Nat Rev Gastroenterol Hepatol 13(10):613-21; 5. Vivinus-Nebot et al., (2013) Gut 63:744-752

ARENA PHARMACEUTICALS
November 2020 • 27

Strong Signal in Average Abdominal Pain Score (AAPS) and Responder Analysis in Ph 2a Δ AAPS from Baseline Average Peak Pain Responders AAPS Improvement -4.6 85% of patients improved at week 4 100% of patients improved at week 8 *=p<0.05; **=p<0.01 (Evaluable Population with ≥30% change from baseline in AAPS) Peak Trough Evening Trough 25 mg 100 mg All Patients Source: Arena Ph 2a trial in CD. Data on file November 2020 •

Olorinab Ph 2 Trial Evaluating Abdominal Pain in IBS

CAPTIVATE

A Phase 2, Placebo-Controlled Parallel-Group Study to Evaluate the Safety, Tolerability, and Efficacy of Olorinab in Patients with Irritable Bowel Syndrome (IBS) Experiencing Abdominal Pain

Primary Endpoint

- Improvement in the weekly Average Abdominal Pain Scale (AAPS) from baseline to week 12

Study Detail

- Male and female patients 18–70 years of age
- Clinical diagnosis of IBS-C or IBS-D
- Enrolling ~240 patients in sites across the US

Study Schematic



DAY 1
WEEK 12
WEEK 14
Screening Period
12-Week Treatment Period
Follow-up Period
≤ 2 Weeks
Baseline AAPS
R
Olorinab 10 mg
Olorinab 25 mg
Olorinab 50 mg
Placebo
2-Week Follow-up visit

ARENA PHARMACEUTICALS

November 2020 • 29

APD418 Potential First-in-Class Investigational Beta-3 AdrR Antagonist and Cardiac Myotrope for Acute Heart Failure (AHF)

Significant Unmet Need in AHF

Long-Awaited Innovative Approach to AHF

9.5M AHF hospitalizations in 2025[1]

70% readmitted within 1 year[2]
↳ **20% increased mortality** with each rehospitalization[1]

No approved treatments proven to improve outcomes[3]

Known Issues with Inotropes

- No improvement in outcomes
- Increased risk of mortality
- Decreased efficacy (Dobutamine)
- Hypotension / arrhythmia liabilities

Inotropes typically used in low blood pressure AHF patients

Short-term survival among patients hospitalized with HF

Global ALARM-HF registry (propensity scoring methods)



In-hospital mortality
0.0
0.1
0.2
0.3
Inotropes
Whole cohort
Diuretics
Vasodilators
0
5
10
15
20
25
30
Days

Sources: 1. Heart Failure. Disease Landscape & Forecast. DRG. June 2018.; 2. Dharmarajan K, et al. BMJ. 2015 Feb 5;350:h411.; 3. Nielsen DV, et al. Anesthesiology. 2014 May;120(5):1098-108.

ARENA PHARMACEUTICALS November 2020 • 31

APD418 First-in-Class for AHF with Novel MOA – Improved Cardiac Function Without Hemodynamic Liability

Decompensated Cardiac Myocyte



β3-AdrR
Gi/o
APD418 blocks the β3-AdrR and prevents the ⇩ in contractility
eNOS, nNOS
sGC
cGMP
GTP
PKG
Phosphorylation of cardiac TnI
Reduced myofilament Ca2+ sensitivity
⇩ Decreased contractility
Catecholamine
TnI-P
APD418

Increased Cardiac Performance & Safety



Results are compiled from 3 studies (n = 7 dogs/study)
30-min APD418 i.v. infusion
60-min APD418 i.v. infusion
6-hr APD418 i.v. infusion
Heart Rate
Mean Aortic Pressure
Ejection Fraction
Change (%)
20
10
0
-10
-20
0.35
0.70
1.4
2.8
5.6
i.v. APD418 mg/kg/hr
*
#

❖ Myocardial oxygen demand (MVO_2) did not change at any dose tested

* P<0.05 vs Vehicle for EF; # P<0.05 vs Vehicle for MAP

ARENA PHARMACEUTICALS

Image adapted from: Kulandavelu S and Hare JM. J Am Coll Cardiol. 2012;59(22):1988-1990; Moniotte S, et al. Circulation. 2001 Mar 27;103(12):1649-55.

November 2020 • 32

Nasdaq: ARNA

Additional Slide November 2020

EASI-75 in Ongoing Open-Label Extension (OLE) – Interim Data as of November 12, 2020 Data taken from live PowerBi snapshot (n=46 at Week 32) on 11/12/2020; these are interim data and may not reflect results of OLE. Graph shows the proportion of subjects achieving EASI-75 in the OLE relative to baseline in the double-blind (DB) period (BL) Pooled data is presented for all subjects randomized 1:1:1 to placebo, etrasimod 1 mg or etrasimod 2 mg in the DB period (Weeks 1-12) After a 4-week safety follow-up period off-drug, all subjects were switched to etrasimod 2 mg in an open–label extension beginning on Week 16 ‘N' shown is number of subjects reaching the OLE visit timepoint to date BL, baseline; DB, double-blind period; EASI, eczema area and severity index; OLE, open label extension